EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, David C. Anderson, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2022, of Greenidge Generation Holdings Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 18, 2023    /s/ David C. Anderson
David C. Anderson
Chief Executive Officer
(Principal Executive Officer)